UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported):  October 24, 2006
                                                           -----------------





                             C&D Technologies, Inc.
                        --------------------------------
             (Exact name of registrant as specified in its charter)



Delaware                                1-9389                13-3314599
----------------               ------------------------      --------------
(State or other jurisdiction   (Commission File Number)      (IRS Employer
of incorporation)                                            Identification No.)



       1400 Union Meeting Road,
       Blue Bell, Pennsylvania                                         19422
---------------------------------------                              ----------
(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code: (215) 619-2700


                                       N/A
                    ----------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

     On October 24, 2006, C&D entered into an agreement with its second-lien lenders whereby the second-lien lenders have agreed to a waiver of the leverage ratio covenant of the Loan and Security Agreement, dated December 7, 2005, as amended, for October 31, 2006, until November 30, 2006.


Item 8.01 Other Information.

     On October 31, 2006, C&D announced that due to continued rapid escalation of lead costs to historically unprecedented levels, as well as softness in certain end markets for the Power Electronics Division, C&D expects losses to be worse than it previously expected during its third quarter and to continue at least through the end of its current fiscal year, January 31, 2007. C&D also announced that its second-lien lenders agreed to a waiver of the leverage ratio covenant of the term-loan agreement for October 31, 2006, until November 30, 2006. The full text of the press release is attached to this Form 8-K as Exhibit 99.1.


Item 9.01  Financial Statements and Exhibits.

     (c) Exhibits.

     The following exhibits is filed herewith:

     Exhibit No.                          Description

        10.1 Letter Agreement dated October 24, 2006 between C&D Technologies and Ableco Finance, LLC. (Filed herewith.)

        99.1          Press release issued by C&D Technologies, Inc.
                      (the "Company") dated October 31, 2006.  (Filed herewith.)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              C&D TECHNOLOGIES, INC.



                                              By: /s/ Ian J. Harvie
                                              ---------------------------------
                                              Ian J. Harvie
                                              Vice President and
                                              Chief Financial Officer

Date:  November 1, 2006

                                  EXHIBIT INDEX

Exhibit
Number                    Description

10.1 Letter Agreement dated October 24, 2006 between C&D Technologies and Ableco Finance, LLC.

99.1                Press release dated October 31, 2006, issued by the Company.